SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 21, 2002


                     TIME WARNER ENTERTAINMENT COMPANY, L.P.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       001-12878               13-3666692
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(State or other jurisdiction          (Commission               (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


American Television and Communications Corporation  Delaware        13-2922502

Warner Communications Inc.                          Delaware        13-2696809
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(Exact name of registrant as                    (State or other (I.R.S. Employer
specified in its charter)                       jurisdiction of  Identification
                                                incorporation)   No.)


         75 ROCKEFELLER PLAZA, NEW YORK, NEW YORK               10019
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(Address of principal executive offices)                      (zip code)

                                  212 484-8000
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former Name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS.

                  On August 21, 2002, AOL Time Warner Inc. ("AOLTW") announced that AOLTW, Time Warner Entertainment Company, L.P. ("TWE"), AT&T Corp., Comcast Corporation and certain other parties have entered into a restructuring agreement, dated as of August 20, 2002 (the "Restructuring Agreement"), related to TWE. A copy of the Restructuring Agreement and the press release issued by AOLTW are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.


ITEM 7.           EXHIBITS.

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Restructuring Agreement, dated as of August 20, 2002.

99.2              Press Release issued August 21, 2002 by AOLTW.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TIME WARNER ENTERTAINMENT
                                   COMPANY, L.P.

                                   By:  WARNER COMMUNICATIONS INC.,
                                        as General Partner


                                   By:  /s/ Wayne H. Pace
                                        ---------------------------------------
                                        Name:   Wayne H. Pace
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                   AMERICAN TELEVISION AND
                                   COMMUNICATIONS CORPORATION

                                   WARNER COMMUNICATIONS INC.


                                   By:  /s/ Wayne H. Pace
                                        ---------------------------------------
                                        Name:   Wayne H. Pace
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


Date:    August 21, 2002


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                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

99.1              Restructuring Agreement, dated as of August 20, 2002.

99.2              Press Release issued August 21, 2002 by AOLTW.